Exhibit 10.6

RELEASE

OF

AMENDED AND RESTATED NOMINEE AND SUBORDINATION AGREEMENT

This Release of Amended and Restated Nominee and Subordination Agreement (the “Release”) is made as of the 8th day of May, 2009 (“Effective Date”), by and among William M. Beard and Lu Beard, as Trustees of The William M. Beard and Lu Beard 1988 Charitable Unitrust (“Unitrust”), Boatright Family, L.L.C. (“Boatright”), McElmo Dome Nominee, LLC, a limited liability company (“Nominee”) and The Beard Company (the “Company”).

Whereas, the Company, Unitrust, Boatright, and Nominee (each, a “Party”) have previously executed and delivered that certain Amended and Restated Nominee and Subordination Agreement dated March 25, 2008 (the “2008 Agreement”), related to the appointment of Nominee to act as nominee on behalf of Unitrust and Boatright in connection certain deeds of trust covering certain properties in Dolores and Montezuma County, Colorado, and establishing priorities of the liens created by such deeds of trust against such properties as between Unitrust and Boatright. Except as otherwise defined in this Release, capitalized terms used in this Release shall have the meanings set forth in the 2008 Agreement.

Whereas, the Company has previously executed and delivered the Company Boatright Note to Boatright; and

Whereas, the Company has executed and delivered the 2008 Unitrust Note to Unitrust; and

Whereas, to secure payment of the loans evidenced by the 2008 Unitrust Note and the Company Boatright Note (collectively, the “2008 Subordinated Notes”) the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of March 25, 2008 (the “2008 Nominee Deed of Trust”), covering certain oil, gas, and mineral interests (collectively, the “Collateral”), for the benefit of the Nominee; and

Whereas, the Company has sold the Collateral and paid the Company Boatright Note in full; and

Whereas, Unitrust has agreed to release its lien on the Collateral.

Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Company, Unitrust, Boatright, and Nominee hereby agree as follows:

1.     Release of 2008 Nominee Deed of Trust. Unitrust, Boatright and Nominee each hereby releases the 2008 Nominee Deed of Trust and directs the public trustee(s) to execute and file such documentation as may be necessary or appropriate to evidence such release in the applicable public records, and agrees to execute such additional releases, requests for action by the public trustee, and other documents as may be reasonably requested by the Company to evidence the release of the 2008 Nominee Deed of Trust.

2.         Termination of Nominee Agreement and Mutual Release. The Nominee Agreement is hereby terminated. Unitrust, Boatright and Nominee each do hereby release and discharge each other Party from any and all claims, liabilities, demands, and causes of action, known or unknown, fixed or contingent, arising in under or with respect to the 2008 Nominee Agreement.

3.         Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

4.         Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

5.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Release, Subordination and Amended and Restated Nominee Agreement as of the Effective Date stated above.

“UNITRUST”	THE WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE UNITRUST
By /s/ William Beard

William Beard, Trustee

By /s/ Lu Beard

Lu Beard, Trustee

“NOMINEE”	MCELMO DOME NOMINEE, LLC, an Oklahoma limited liability company
By /s/ William Beard

William Beard, Member

By:	BOATRIGHT FAMILY L.L.C., Member

By /s/ Peter Boatright
Peter Boatright, Manager
“BOATRIGHT”	BOATRIGHT FAMILY L.L.C., an Oklahoma limited liability company
By /s/ Peter Boatright

Peter Boatright, Manager

“COMPANY”	THE BEARD COMPANY
By /s/ Herb Mee, Jr.

Herb Mee, Jr., President

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Hue Green

Notary Public

My Commission Expires:	Commission No. 08003924

4/07/2012

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Lu Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Hue Green

Notary Public

My Commission Expires:	Commission No. 08003924

4/07/2012

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Hue Green

Notary Public

My Commission Expires:	Commission No. 08003924

4/07/2012

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this ___ day of May, 2009, by Peter Boatright, as Manager of BOATRIGHT FAMILY L.L.C., as member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Hue Green

Notary Public

My Commission Expires:	Commission No. 08003924

4/07/2012

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this ___ day of May, 2009, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Hue Green

Notary Public

My Commission Expires:	Commission No. 08003924

4/07/2012

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of May, 2009, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.

/s/ Hue Green

Notary Public

My Commission Expires:	Commission No. 08003924

4/07/2012

(SEAL)